Exhibit 10.2

AMENDMENT NO. 1 TO

SHARE EXCHANGE AGREEMENT

SỬA ĐỔI BỔ SUNG LẦN 1

HỢP ĐỒNG CHUYỂN ĐỔI CỔ PHIẾU

This Amendment No. 1 to Share Exchange Agreement dated as of August 6, 2009 (the Amendment”), is by and among ENSIGN SERVICES, INC. a Nevada corporation (the “Acquiror”), each of the Persons listed on Exhibit B hereto (collectively the “Shareholders” and individually a “Shareholder”) and Timex Petrol, JSC, a wholly owned subsidiary of Tin Nghia Company, Ltd., a Vietnamese Limited Company (the “Company”) (the Acquiror, the Shareholders and the Company are hereinafter collectively referred to as the “Parties”).

Bản Sửa Đổi Bổ Sung Lần 1 của Hợp Đồng Chuyển Đổi Cổ Phiếu vào ngày 06 tháng 8, 2009 (gọi là “Bản Sửa Đổi Bổ Sung”), được lập bởi ENSIGN SERVICES, INC., một công ty ở Nevada (“Bên Mua”), mỗi một Thể nhân liệt kê trong Bảng A (gộp chung, gọi là các “Cổ Đông”, và từng cá nhân gọi là một “Cổ Đông”) và Timex Petrol, JSC, một công ty con sở hữu toàn phần của Công Ty TNHH Tín Nghĩa (Việt Nam) (“Công Ty”) (Bên Mua, Các Cổ Đông và Công Ty được gọi cùng nhau là “Các Bên”).

BACKGROUND

NỀN TẢNG

On March 19, 2009, the Parties entered into a Share Exchange Agreement (the “Agreement”), pursuant to which, the Acquiror agreed to issue to the Shareholders an aggregate of 45,900,000 shares of common stock of the Acquiror  in exchange for all of the issued and outstanding stock of the Company.  The Parties desire to amend certain terms of the Agreement such that 15,494,200 shares of Acquiror’s common stock to be issued to the Shareholders and 30,405,800 shares of the Acquiror’s common stock are placed in escrow at closing and released pursuant to the terms of that certain escrow agreement to be entered into by and between the Acquiror, the Shareholders, the Company and Sichenzia Ross Friedman Ference LLP as escrow agent.

Vào ngày 19 tháng ba, 2009, Các Bên đã đồng ý ký kết Hợp Đồng Chuyển Đổi Cổ Phiếu (“Hợp Đồng”), trong đó, Bên Mua đồng ý phát hành cho các Cổ Đông tổng số lượng cổ phiếu là 45,900,000 cổ phiếu phổ thông của Bên Mua đổi lấy tất cả cổ phiếu đã phát hành và đang lưu hành của Công Ty. Các Bên mong muốn sửa đổi các điều khoản nhất định của Hợp Đồng để 15,494,200 cổ phiếu phổ thông của Bên Mua phát hành cho các Cổ Đông và 30,405,800 cổ phiếu phổ thông của Bên Mua sẽ bị phong tỏa tại thời điểm đóng và được giải tỏa theo đúng các điều khoản được quy định trong hợp đồng phong tỏa được ký giữa Bên Mua, Cổ Đông, Công Ty và Sichenzia Ross Friedman Ference LLP với vai trò là Đại Diện Phong Tỏa.

In addition, although the approval of the Acquiror Shareholders was not required to affect the transaction contemplated by the Agreement, they were inadvertently included as one of the original parties to the Agreement.  Accordingly, the Parties desire to amend certain terms of the Agreement such that the Acquiror Shareholders are no longer a party to the Agreement and all references made therein to the Acquiror Shareholders are removed.

Ngoài ra, mặc dù không bắt buộc phải có sự chấp thuận của các Cổ Đông Bên mua để có thể tiến hành các giao dịch được dự liệu trong Hợp Đồng, các Cổ đông Bên Mua nói trên đã không dự tính được việc tập trung lại thành các bên chính của Hợp Đồng. Do đó, Các Bên mong muốn chỉnh sửa bổ sung các điều khoản nhất định của Hợp Đồng để các Cổ Đông Bên Mua không còn là một bên trong Hợp Đồng nữa cũng như xóa bỏ mọi tham chiếu liên quan đến các Cổ Đông Bên Mua.

AGREEMENT

THỎA THUẬN

1.

The Parties agree to restate the preamble to the Agreement as follows:

Các Bên đồng ý xác định lại phần mở đầu của bản Hợp Đồng như sau:

This Share Exchange Agreement, dated as of March 19, 2009, is made by and among Ensign Services, Inc.., a Nevada corporation (the "Acquiror"), each of the Persons listed on Exhibit A hereto (collectively, the "Shareholders", and individually a "Shareholder"), and Timex Petrol, JSC, a wholly owned subsidiary of Tin Nghia Company, Ltd., a Vietnamese Limited Company  (the "Company").

Hợp Đồng Chuyển Đổi Cổ Phiếu này vào ngày 19 tháng 03, 2009, được lập bởi Ensign Services, Inc., một công ty ở Nevada (“Bên Mua”), mỗi một Thể nhân liệt kê trong Bảng A (gộp chung, gọi là các “Cổ Đông”, và từng cá nhân gọi là một “Cổ Đông”), và Timex Petrol, JSC, một công ty con sở hữu toàn phần của Công Ty TNHH Tín Nghĩa (Việt Nam) (“Công Ty”).

2.

The Parties agree to insert the following definitions contained in Section I of the Agreement:

Các Bên đồng ý thêm vào các định nghĩa sau nêu trong Mục I của bản Hợp Đồng:

1.59

“Escrow Agent” means Sichenzia Ross Friedman Ference LLP, with offices located at 61 Broadway, New York, New York 10006.

“Đại Diện Phong Tỏa” có nghĩa là Công Ty TNHH Sichenzia Ross Friedman Ference (SRFF), với văn phòng đặt tại 61 Broadway, New York, New York 10006.

1.60 “Escrow Agreement” means the Escrow Agreement in substantially the form of Appendix A hereto executed and delivered contemporaneously with this Agreement.

“Hợp Đồng Phong Tỏa Cổ Phiếu” có nghĩa là Hợp Đồng Phong Tỏa Cổ Phiếu về căn bản dưới hình thức Phụ Lục A dưới đây được thực thi và chuyển giao đồng thời với Hợp Đồng này.

3.

The Parties agree to restate the following definitions contained in Section I of the Agreement:

Các Bên đồng ý xác định lại các định nghĩa sau nêu trong Mục I của bản Hợp Đồng:

1.51

“Shares” means the 21,343,760 issued and outstanding shares of the Company owned by the Shareholders and exchanged pursuant to this Agreement.

Cổ phiếu là 21,343,760 cổ phiếu được phát hành và cổ phiếu đang lưu hành của Công ty được các Cổ Đông sở hữu và được trao đổi theo Hợp đồng này.

4.

The Parties agree to restate Section 2.1 of the Agreement as follows:

Các Bên đồng ý xác định lại Mục 2.1 của bản Hợp Đồng như sau:

2.1

Share Exchange. Each of the Shareholders desires to transfer to, and the Acquiror desires to acquire from each Shareholder, that number of Shares set out beside the respective names of the Shareholders in Exhibit “BB” for the consideration and on the terms set forth in this Agreement.  The aggregate consideration for the Shares acquired by the Acquiror pursuant to this Agreement will be 45,900,000 shares of the Acquiror’s Common Stock, which shares shall be issued to the Shareholders in accordance with Section 2.2, on a pro rata basis among the Shareholders based on the percentage of the Shares owned by each Shareholder as set forth in Exhibit BB.

Chuyển đổi Cổ Phiếu.  Mỗi Cổ Đông mong muốn chuyển nhượng, và Bên Mua mong muốn mua số lượng Cổ Phiếu được trình bày tương ứng với tên của các Cổ Đông trong Bảng “BB” với hình thức và điều khoản chi trả như được nêu trong Hợp Đồng này. Tổng hình thức chi trả của Bên Mua để mua Cổ Phiếu theo Hợp Đồng này sẽ là 45,900,000 Cổ Phiếu Phổ Thông Bên Mua mà sẽ được phát hành cho các Cổ Đông theo Điều 2.2, theo tỷ lệ giữa các Cổ Đông trên cơ sở tỷ lệ Cổ Phiếu sở hữu bởi mỗi Cổ Đông như trình bày ở Bảng BB.

5.

The Parties agree to restate Section 2.2 of the Agreement as follows:

Các Bên đồng ý xác định lại Mục 2.2 của bản Hợp Đồng như sau:

2.2

Escrow of Shares. Upon execution of this Agreement, the Acquiror shall place an aggregate of 30,405,800 shares of Acquiror’s common stock, consisting of the Subsequent Acquisition Shares (as such term is defined in Section 3.2) in escrow with the Escrow Agent pursuant to the terms of the Escrow Agreement.  In addition, at closing the Shareholders shall place that number of shares set out beside their respective name on Exhibit “BB” in escrow with the Escrow Agent pursuant to the terms of the Escrow Agreement.  Such shares shall be released by the Escrow Agent in accordance with the terms of the Escrow Agreement and Section III hereof.

Phong Tỏa Cổ Phiếu. Tại thời điểm thi hành Hợp Đồng, Bên Mua sẽ cho phong tỏa tổng số 30,405,800 cổ phiếu phổ thông của Bên Mua, gồm có Cổ Phiếu Của Vụ Mua Bán Tiếp Theo (như những điều khoản liên quan được xác định trong Mục 3.2) do Đại Diện Phong Tỏa thực hiện theo các điều khoản trong Hợp Đồng Phong Tỏa Cổ Phiếu. Ngoài ra, tại Thời Điểm Đóng, các Cổ Đông sẽ cho phong tỏa số lượng cổ phiếu được trình bày tương ứng với tên của các Cổ Đông trong Bảng “BB” do Đại Diện Phong Tỏa thực hiện theo các điều khoản trong Hợp Đồng Phong Tỏa Cổ Phiếu. Những cổ phiếu đó sẽ được Đại Diện Phong Tỏa giải phóng, phù hợp với những điều khoản của Hợp Đồng Phong Tỏa trong Mục III này.

6

The Parties agree to restate Section III of the Agreement in its entirety as follows:

Các Bên đồng ý xác định lại toàn bộ nội dung Mục III của bản Hợp Đồng như sau:

3.1

Closing. The initial closing of the share exchange (the “Initial Closing”) will occur on or before September 30, 2009 (“Initial Acquisition”). The consideration for the Initial Acquisition shall be 15,494,200 shares of the Acquiror’s common stock (the “Initial Acquisition Shares”). At the Initial Closing, each Shareholder will deliver to the Acquiror certificate(s) evidencing the number of Shares held by such Shareholder (as set forth in Exhibit BB), along with executed medallion guaranteed stock powers transferring such Shares to the Acquiror, against delivery to each Shareholder by the Acquiror of a certificate evidencing such Shareholder's pro rata share of the Initial Acquisition Shares (as set forth in Exhibit BB).

Thời Điểm Đóng. Thời điểm đóng ban đầu của việc chuyển đổi cổ phiếu (gọi là Thời Điểm Đóng Ban Đầu) sẽ diễn ra vào hoặc trước ngày 30 tháng 09 năm 2009 (gọi là “Vụ Mua Bán Ban Đầu”). Hình thức chi trả trong Vụ Mua Bán Ban Đầu sẽ là 15,494,200 cổ phiếu phổ thông của Bên Mua (gọi là Cổ Phiếu Của Vụ Mua Bán Ban Đầu). Vào Thời Điểm Đóng Ban Đầu, mỗi Cổ Đông sẽ cung cấp cho Bên Mua giấy chứng nhận đã mua số Cổ Phiếu mà các Cổ Đông đang giữ (như trình bày ở Bảng BB), cùng với các quyền hạn cổ phiếu có dấu chứng nhận bảo đảm về việc chuyển đổi những Cổ Phiếu trên đến Bên Mua, Bên Mua phân phối lại cho mỗi Cổ Đông giấy chứng nhận cổ phần tỷ lệ của Cổ Đông đó trong các Cổ Phiếu Của Vụ Mua Bán Ban Đầu (như trong Bảng BB).

3.2

Subsequent Closing.  Following the Closing Date, the Acquiror shall have the right to acquire up to the remaining 51% interest in the Company (the “Subsequent Closing”) in accordance with applicable Vietnamese laws and regulations (the “Subsequent Acquisition”).  The consideration for the Subsequent Acquisition shall be up to an aggregate of 30,405,800 shares of the Acquiror’s common stock (the “Subsequent Acquisition Shares”).  Such subsequent closing or closings shall take place at the offices of the Escrow Agent in New York, New York, on or before December 31, 2010 or at such later date as agreed by the parties (the “Subsequent Closing Date”).  At such subsequent closing or closings, in accordance with the terms of the Escrow Agreement, the Escrow Agent will deliver to the Acquiror certificate(s) evidencing the Subsequent Acquisition Shares along with executed medallion guaranteed stock powers transferring such Shares to the Acquiror, against delivery to each Shareholder by the Escrow Agent of a certificate evidencing such Shareholder’s pro rata share of the Subsequent Acquisition Shares.

Thời Điểm Đóng Tiếp Theo. Ngay sau khi Ngày Đóng, Bên Mua có quyền mua đến 51% quyền trong Công ty (gọi là “ Thời Điểm Đóng Tiếp Theo”), phù hợp với luật pháp và quy định của Việt Nam (gọi là “Vụ Mua Bán Tiếp Theo”). Hình thức chi trả cho Vụ Mua Bán Tiếp Theo sẽ lên đến tổng 30,405,800 cổ phiếu phổ thông của Bên Mua (gọi là “Cổ Phiếu Của Vụ Mua Bán Tiếp Theo”). Như vậy, thời điểm hoặc các thời điểm đóng tiếp theo sẽ diễn ra tại văn phòng  của Đại Diện Phong Tỏa ở New York, New York, diễn ra vào hoặc trước ngày 31 tháng 12 năm 2012, hoặc sau ngày đó như đã thỏa thuận bởi các bên (gọi là “Ngày Đóng Tiếp Theo”). Như vậy, vào thời điểm hoặc các thời điểm đóng tiếp theo, theo các điều khoản của Hợp Đồng Phong Tỏa, Đại Diện Phong Tỏa sẽ trao cho Bên Mua giấy chứng nhận về các Cổ Phiếu Của Vụ Mua Bán Tiếp Theo đi kèm với các quyền hạn cổ phiếu có dấu chứng nhận bảo đảm về việc chuyển đổi những Cổ Phiếu trên đến Bên Mua, Đại Diện Phong Tỏa phân phối lại cho mỗi Cổ Đông giấy chứng nhận cổ phần tỷ lệ của Cổ Đông đó trong các Cổ Phiếu Của Vụ Mua Bán Tiếp Theo.

7.

The Parties agree to restate Section 5.6 of the Agreement as follows:

Các Bên đồng ý xác định lại Mục 5.6 của bản Hợp Đồng như sau:

5.6.

Binding Obligations. Assuming this Agreement has been duly and validly authorized, executed and delivered by the Acquiror and the Shareholders, this Agreement is, and as of the Closing each other agreement or instrument contemplated hereby to which the Company is a party, will have been duly authorized, executed and delivered by the Company and will be the legal, valid and binding Agreement of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

Nghĩa Vụ Ràng Buộc. Giả sử rằng Hợp Đồng này đã được phê chuẩn đúng đắn và hợp pháp, được thực thi và thực hiện bởi Bên Mua và các Cổ Đông, Hợp Đồng này và các thỏa thuận và văn bản dự tính được Bên Mua ký tại thời điểm Đóng sẽ được thực thi bởi Công Ty và sẽ là Hợp Đồng pháp lý có hiệu lực ràng buộc của Công Ty và phải được Công Ty thực thi theo các điều khoản, trừ khi giới hạn bởi các nguyên tắc công bằng chung, hoặc bởi luật phá sản và các luật tương tự.

8.

The Parties agree to restate the heading and preamble of Section VI of the Agreement as follows:

Các Bên thỏa thuận trình bày lại phần tiêu đề và phần giới thiệu của Mục VI của Hợp Đồng như sau:

SECTION VI – MỤC VI

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

GIẢI TRÌNH VÀ BẢO LÃNH CỦA BÊN MUA

The Acquiror represents and warrants to the Shareholders and the Company as follows:

Bên Mua giải trình và đảm bảo cho các Cổ Đông và Công Ty như sau:

9.

The Parties agree to delete Section 8.8 of the Agreement in its entirety.

Các Bên thỏa thuận xóa bỏ toàn bộ Mục 8.8 của Hợp Đồng.

10.

The Parties agree to restate Section IX of the Agreement in its entirety as follows:

Các Bên thỏa thuận trình bày lại toàn bộ Mục IX của Hợp Đồng như sau:

SECTION IX – MỤC IX

CONDITIONS PRECEDENT TO THE ACQUIROR'S

OBLIGATION TO CLOSE

NHỮNG ĐIỀU KIỆN TIÊN QUYẾT VỀ NGHĨA VỤ ĐÓNG CỦA BÊN MUA

The Acquiror's obligation to acquire the Initial Acquisition Shares and, as permitted by the applicable Vietnamese laws and regulations, the Subsequent Acquisition Shares and to take the other actions required to be taken by the Acquiror at the Initial Closing and the Subsequent Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Acquiror, in whole or in part):

Nghĩa vụ của Bên Mua lấy được các Cổ Phiếu Của Vụ Mua Bán Ban Đầu mà những quy định và luật pháp Việt Nam thích hợp cho phép, các Cổ Phiếu Của Vụ Mua Bán Tiếp Theo và nghĩa vụ tiến hành các việc khác theo như được yêu cầu tại Thời Điểm Đóng Ban Đầu và Thời Điểm Đóng Tiếp Theo là theo sự đáp ứng, tại hoặc trước Thời Điểm Đóng, của từng điều kiện sau đây (bất cứ điều kiện nào cũng có thể bị loại trừ bởi Bên Mua, từng phần hoặc tất cả):

9.1

Accuracy of Representations. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Initial Closing Date and Subsequent Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Initial Closing Date and Subsequent Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

Sự Giải Trình Chính Xác. Những giải trình hay bảo lãnh của Công Ty và các Cổ Đông được đề cập trong Hợp Đồng này hoặc trong bất cứ Bảng Biểu hay chứng từ nào được kèm theo đây – những giải trình hay bảo lãnh không đủ tư cách trọng yếu – sẽ đúng và chính xác trong tất cả các khía cạnh trọng yếu vào ngày của Hợp Đồng này, và sẽ được coi là lặp lại vào Ngày Đóng Ban Đầu và Ngày Đóng Tiếp Theo, khi đó sẽ đúng và chính xác trong mọi khía cạnh trọng yếu trừ trường hợp một giải trình hay bảo lãnh được diễn đạt ra là bị giới hạn bởi chính những điều khoản của nó đến một ngày khác mà không có ảnh hưởng gì đến bất cứ Bảng Biểu bổ sung nào. Những giải trình hay bảo lãnh của Công Ty và các Cổ Đông được đề cập trong Hợp Đồng này hoặc trong bất cứ Bảng Biểu hay chứng từ nào được kèm theo đây – những giải trình hay bảo lãnh có đủ tư cách trọng yếu – sẽ đúng và chính xác trong tất cả các khía cạnh trọng yếu vào ngày của Hợp Đồng này, và sẽ được coi là lặp lại vào Ngày Đóng Ban Đầu và Ngày Đóng Tiếp Theo, khi đó sẽ đúng và chính xác trong mọi khía cạnh trọng yếu trừ trường hợp một giải trình hay bảo lãnh được diễn đạt ra là bị giới hạn bởi chính những điều khoản của nó đến một ngày khác mà không có ảnh hưởng gì đến bất cứ Bảng Biểu bổ sung nào.

9.2

Performance by the Company and Shareholders.

Sự thực thi của Công Ty và các Cổ Đông.

9.2.1

All of the covenants and obligations that the Company and Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Initial Closing or Subsequent Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

Tất cả các điều khoản và nghĩa vụ mà Công Ty và các Cổ Đông phải thi hành hay tuân thủ theo trong Hợp Đồng này vào hoặc trước Thời điểm Đóng Ban Đầu hoặc Thời điểm Đóng Tiếp Theo (được tính cùng nhau), và mỗi điều khoản và nghĩa vụ như vậy (được tính riêng lẻ), đều đã được tuân thủ và thi hành một cách đúng mực trong mọi khía cạnh trọng yếu.

9.2.2

Each document required to be delivered by the Company and the Shareholders pursuant to this Agreement at or prior to Closing must have been delivered.

Mỗi tài liệu cần được Công Ty hay các Cổ Đông giao nộp theo Hợp Đồng này vào hay trước Thời Điểm Đóng đều đã được giao nộp.

9.3

No Force Majeure Event. Since December 31, 2008, there shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquired Company, or any loss, injury, delay, damage, distress, or other casualty, due to force Majeure including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

Không có Sự Kiện Bất Khả Kháng. Tính từ ngày 31 tháng 12 năm 2008, sẽ không có bất cứ sự trì hoãn, sai phạm, lỗi lầm hay gián đoạn trong việc tiến hành kinh doanh của bất cứ Công Ty Được Mua nào, hay bất cứ mất mát, thương tổn, trì hoãn, hư hỏng, sự cố hay những biến cố nào do những sự kiên bất khả kháng, bao gồm nhưng không giới hạn trong (a) thiên tai; (b) cháy nổ; (c) chiến tranh, khủng bố hay những bất ổn xã hội khác; hoặc (d) trường hợp khẩn cấp quốc gia.

9.4

Certificate of Officer. On the Initial Closing Date and Subsequent Closing Date, as applicable, the Company will have delivered to the Acquiror a certificate, dated as of the date thereof, executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections 9.1, 9.2 and 9.3.

Chứng từ của Cán Bộ. Vào Ngày Đóng Ban đầu và Ngày Đóng Tiếp Theo nếu phù hợp, Công Ty sẽ giao cho Bên Mua chứng từ kể từ ngày nêu trên, được làm bởi một cán bộ của Công Ty, chứng nhận rằng những điều kiện được nêu rõ trong Mục 9.1, 9.2 và 9.3 đã được đáp ứng.

9.5

Certificate of Shareholders. On the Initial Closing Date and Subsequent Closing Date, as applicable, each Shareholder will have delivered to the Acquiror a certificate, dated as of the date thereof, executed by such Shareholder, if a natural person, or an authorized officer of the Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 9.1 and 9.2.

Chứng từ của các Cổ Đông. Vào Ngày Đóng Ban Đầu và Ngày Đóng Tiếp Theo nếu phù hợp, mỗi Cổ Đông sẽ giao cho Bên Mua một chứng từ kể từ ngày nêu trên, được làm bởi Cổ Đông đó, nếu là một thể nhân, hoặc một cán bộ được trao quyền của Cổ Đông nếu là một pháp nhân, chứng nhận rằng những điều kiện được nêu rõ trong Mục 9.1 và 9.2 đã được đáp ứng.

9.6

Consents.

Các điều khoản.

9.6.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company and/or the Shareholders for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made by the Company or the Shareholders, as the case may be, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

Tất cả những điều khoản trọng yếu, điều khoản miễn trừ, sự cho phép, trao quyền hay sắc lệnh được yêu cầu cần phải có, và tất cả việc hoàn tất hồ sơ cần phải làm bởi Công Ty và/hay các Cổ Đông nhằm trao quyền cho, thực thi hay hoàn thành Hợp Đồng này cùng những việc hoàn thành những giao dịch được đề cập trong Hợp Đồng này của họ, sẽ được làm và đạt được bởi Công Ty hay các Cổ Đông, như trong tình huống có thể xảy ra, ngoại trừ trường hợp việc không được nhận những điều khoản, điều khoản miễn trừ, sự cho phép, trao quyền hay sắc lệnh đó hoặc không hoàn thành được những hồ sơ đó sẽ không có Ảnh Hưởng Bất Lợi Trọng Yếu đến Công Ty hay Bên Mua.

9.7

Documents. The Company and the Shareholders must have caused the following documents to be delivered to the Acquiror as of the Initial Closing Date and Subsequent Closing Date:

Tài liệu. Công Ty và các Cổ Đông đã phải giao những tài liệu sau đến cho Bên Mua vào Ngày Đóng Ban Đầu và Ngày Đóng Tiếp Theo:

9.7.1

a Secretary's Certificate of the Company, dated as of the date therof, certifying attached copies of (A) the Organizational Documents of the Company and each Company Subsidiary, (B) the resolutions of the Company Board approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Company is a party;

Một Chứng Nhận Của Thư Ký HĐQT Công Ty vào thời điểm nêu trên, chứng nhận rằng những bản sao được đính kèm sau đây của (A) Tài Liệu Tổ Chức của Công Ty và của từng Công Ty Con, (B) các nghị quyết của Hội Đồng Công Ty đồng ý về Hợp Đồng này và những giao dịch được dự liệu trong đó; và (C) nhiệm kỳ của mỗi cán bộ được trao quyền của Công Ty ký Hợp Đồng này và bất cứ hợp đồng hay văn bản nào khác được dự liệu trong đây mà Công Ty tham gia;

9.7.2

a certified certificate of good standing, or equivalent thereof, of the Company;

Một giấy chứng nhận đã được chứng thực là có đủ giá trị tương đương của Công Ty;

9.7.3

each of the Transaction Documents to which the Company and/or the Shareholders is a party, duly executed; and

Mỗi Văn Bản Giao Dịch mà Công Ty và/hay các Cổ Đông là một bên và được thực thi đúng đắn; và

9.7.4

such other documents as the Acquiror may reasonably request for the purpose of (i) evidencing the accuracy of any of the representations and warranties of the Company and the Shareholders pursuant to Section 9.1, (ii) evidencing the performance of, or compliance by the Company and the Shareholders with, any covenant or obligation required to be performed or complied with by the Company or the Shareholders, as the case may be, (iii) evidencing the satisfaction of any condition referred to in this Section 9, or (iv) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

Những tài liệu của Bên Mua khác có thể được yêu cầu nhằm mục đích (i) minh chứng cho tính chính xác của bất kỳ giải trình hay bảo lãnh nào của Công Ty và các Cổ Đông theo như Mục 9.1, (ii) minh chứng cho sự thực thi hay tuân thủ của Công Ty và các Cổ Đông đối với bất cứ điều khoản hay nghĩa vụ nào cần được thực thi hay tuân thủ bởi Công Ty hay các Cổ Đông, như trường hợp có thể xảy ra, (iii) minh chứng cho sự đáp ứng bất cứ điều kiện nào được nhắc đến trong Mục 9, hoặc (iv) thúc đẩy việc hoàn thành hay thực hiện bất cứ giao dịch nào được Hợp Đồng này dự liệu.

9.8

No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Initial Closing Date or Subsequent Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

Không có Vụ Kiện Tụng nào. Kể từ ngày ký Hợp Đồng, sẽ không được có những Vụ Kiện Tụng nào tiến hành đối với hay đe dọa Bên Mua, Công Ty hay bất cứ Cổ Đông nào, hoặc đối với bất cứ Pháp Nhân Liên Quan nào (những Vụ Kiện Tụng này vẫn chưa được giải quyết vào Ngày Đóng Ban Đầu hoặc Ngày Đóng Tiếp Theo) mà (a) bao gồm bất cứ yêu cầu, đòi đền bù thiệt hại hay những cáo buộc nào khác liên quan đến, hay bất cứ giao dịch nào được dự liệu trong Hợp Đồng này, hoặc (b) có thể ngăn cản, trì hoãn, làm cho vi phạm pháp luật hay những sự can thiệp nào khác đến bất cứ giao dịch nào được dự liệu trong Hợp Đồng này.

9.9

No Claim Regarding Stock Ownership or Consideration. There must not have been made or threatened by any Person any claim asserting that such Person (a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the Shares or any other stock, voting, equity, or ownership interest in, the Company, or (b) is entitled to all or any portion of the Acquiror Shares.

Không có Khiếu Kiện Về Quyền Sở Hữu Chứng Khoán hay Hình Thức Chi Trả. Sẽ không có bất cứ khiếu nại nào được đưa ra hay đe dọa bởi bất cứ Pháp Nhân nào nhằm khẳng định rằng Pháp Nhân đó (a) là chủ sở hữu của, hay có quyền mua hay đạt được quyền sở hữu pháp lý đối với những Cổ Phiếu hoặc bất cứ cổ phiếu, quyền biểu quyết, tài sản hay quyền lợi sở hữu của Công Ty, hay (b) là chủ sở hữu của tất cả hay bất cứ phần nào của Cổ Phiếu Bên Mua.

11.

The Parties agree to restate Section X of the Agreement as follows:

Các Bên đồng ý xác định lại Mục X của bản Hợp Đồng như sau:

SECTION X – MỤC X

CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY

AND THE SHAREHOLDERS TO THE CLOSING

NHỮNG ĐIỀU KIỆN TIÊN QUYẾT VỀ NGHĨA VỤ ĐÓNG CỦA CÔNG TY

VÀ CÁC CỔ ĐÔNG

The Shareholders' obligation to transfer the Shares and the obligations of the Company to take the other actions required to be taken by the Company at the Initial Closing and, as applicable, the Subsequent Closing, are subject to the satisfaction, at or prior to the Initial Closing or Subsequent Closing, as applicable, of each of the following conditions (any of which may be waived by the Company and the Shareholders, in whole or in part):

Những nghĩa vụ của Cổ Đông trong việc chuyển nhượng Cổ Phiếu và nghĩa vụ của Công Ty trong việc thực hiện những điều được yêu cầu vào Thời Điểm Đóng Ban Đầu, và Thời Điểm Đóng Tiếp Theo khi thích hợp, tùy theo việc mỗi điều kiện sau đây được đáp ứng vào hoặc trước Thời Điểm Đóng Ban Đầu hoặc Thời Điểm Đóng Tiếp Theo khi thích hợp, (bất cứ điều kiện nào cũng có thể bị loại trừ bởi Công Ty và các Cổ Đông, từng phần hoặc tất cả).

10.1

Accuracy of Representations. The representations and warranties of the Acquiror set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Initial Closing Date and Subsequent Closing Date, as applicable, and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Acquiror and Acquiror Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Initial Closing Date and Subsequent Closing Date, as applicable, and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

Sự Giải Trình Chính Xác. Những giải trình hay bảo lãnh của Bên Mua được đề cập trong Hợp Đồng này hoặc trong bất cứ Bảng Biểu hay chứng từ nào được kèm theo đây – những giải trình hay bảo lãnh không đủ tư cách trọng yếu – sẽ đúng và chính xác trong tất cả các khía cạnh trọng yếu vào ngày của Hợp Đồng này, và sẽ được coi là lặp lại vào Ngày Đóng Ban Đầu, và Ngày Đóng Tiếp Theo khi thích hợp, khi đó sẽ đúng và chính xác trong mọi khía cạnh trọng yếu trừ trường hợp một giải trình hay bảo lãnh được diễn đạt ra là bị giới hạn bởi chính những điều khoản của nó đến một ngày khác mà không có ảnh hưởng gì đến bất cứ Bảng Biểu bổ sung nào. Những giải trình hay bảo lãnh của Bên Mua và các Cổ Đông Bên Mua được đề cập trong Hợp Đồng này hoặc trong bất cứ Bảng Biểu hay chứng từ nào được kèm theo đây – những giải trình hay bảo lãnh có đủ tư cách trọng yếu – sẽ đúng và chính xác trong tất cả các khía cạnh trọng yếu vào ngày của Hợp Đồng này, và sẽ được coi là lặp lại vào Ngày Đóng Ban Đầu, và Ngày Đóng Tiếp Theo khi thích hợp, khi đó sẽ đúng và chính xác trong mọi khía cạnh trọng yếu trừ trường hợp một giải trình hay bảo lãnh được diễn đạt ra là bị giới hạn bởi chính những điều khoản của nó đến một ngày khác mà không có ảnh hưởng gì đến bất cứ Bảng Biểu bổ sung nào.

10.2

Performance by the Acquiror.

Sự thi hành của Bên Mua.

10.2.1

All of the covenants and obligations that the Acquiror are required to perform or to comply with pursuant to this Agreement at or prior to the Initial Closing and Subsequent Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all respects.

Tất cả các điều khoản và nghĩa vụ mà Bên Mua phải thi hành hay tuân thủ theo trong Hợp Đồng này vào hoặc trước Thời Điểm Đóng Ban Đầu, và Thời Điểm Đóng Tiếp Theo (được tính cùng nhau), và mỗi điều khoản và nghĩa vụ như vậy (được tính riêng lẻ), đều đã được tuân thủ và thi hành một cách đúng mực trong mọi khía cạnh trọng yếu.

10.2.2

As of the Initial Closing Date, all directors and officers of the Acquiror shall have tendered their resignations in a form reasonably acceptable to the Company, and the Shareholders’ nominees shall have been appointed to the Acquiror’s board of directors in a form reasonably acceptable to the Company; and

Kể từ Ngày Đóng Đầu Tiên, tất cả các giám đốc và cán bộ của Bên Mua sẽ để nghị được từ chức theo một văn bản có mẫu được Công Ty chấp nhận một cách hợp lý, và những người được bổ nhiệm của các Cổ Đông sẽ được tiến cử cho HDQT của Bên Mua bằng văn bản có mẫu được chấp nhận một cách hợp lý bởi Công Ty; và

10.2.3

Each document required to be delivered by the Acquiror and Acquiror Shareholders pursuant to this Agreement must have been delivered.

Mỗi tài liệu được yêu cầu giao nộp bởi Bên Mua và các Cổ Đông Bên Mua theo như Hợp Đồng này sẽ được giao nộp.

10.3

No Force Majeure Event. Since January 31, 2009, there shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquiror Company, or any loss, injury, delay, damage, distress, or other casualty, due to force majeure including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

Không có Sự Kiện Bất Khả Kháng. Tính từ ngày 31 tháng 01 năm 2009, sẽ không có bất cứ sự trì hoãn, sai phạm, lỗi lầm hay gián đoạn trong việc tiến hành kinh doanh của bất cứ Công Ty Bên Mua nào, hay bất cứ mất mát, thương tổn, trì hoãn, hư hỏng, sự cố hay những biến cố nào do những sự kiên bất khả kháng, bao gồm nhưng không giới hạn trong (a) thiên tai; (b) cháy nổ; (c) chiến tranh, khủng bố hay những tệ nạn xã hội khác; hoặc (d) trường hợp khẩn cấp quốc gia.

10.4

Certificate of Officer. On the Initial Closing Date and the Subsequent Closing Date, as applicable, the Acquiror will have delivered to the Company a certificate, dated as of the date thereof, executed by an officer of the Acquiror, certifying the satisfaction of the conditions specified in Sections 10.1, 10.2. and 10.3.

Chứng từ của Cán bộ. Vào Ngày Đóng Ban Đầu, và Ngày Đóng Tiếp Theo khi thích hợp, Bên Mua sẽ giao cho Công Ty chứng từ được làm bởi một cán bộ của Bên Mua, với ngày chứng từ trong khoản thời gian nói trên, chứng nhận rằng những điều kiện được nêu rõ trong Mục 10.1, 10.2 và 10.3 đã được đáp ứng.

10.5

Consents.

Các Điều Khoản

10.5.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Acquiror for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Acquiror, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

Tất cả những điều khoản trọng yếu, điều khoản miễn trừ, sự cho phép, trao quyền hay sắc lệnh được yêu cầu cần phải có, và tất cả việc hoàn tất hồ sơ cần phải làm bởi Bên Mua nhằm trao quyền cho, thực thi hay hoàn thành Hợp Đồng này cùng những việc hoàn thành những giao dịch được đề cập trong Hợp Đồng này của họ, sẽ được làm và đạt đến bởi Bên Mua, ngoại trừ trường hợp việc không được nhận những điều khoản, điều khoản miễn trừ, sự cho phép, trao quyền hay sắc lệnh đó hoặc không hoàn thành được những hồ sơ đó sẽ không có Ảnh Hưởng Bất Lợi Trọng Yếu đến Công Ty hay Bên Mua.

10.6

Documents. The Acquiror must have caused the following documents to be delivered to the Company and/or the Shareholders on the Initial Closing Date and Subsequent Closing Date:

Tài liệu. Bên Mua đã phải giao những tài liệu sau đến cho Công Ty và/hay các Cổ Đông vào Ngày Đóng Ban Đầu, và Ngày Đóng Tiếp Theo:

10.6.1

a Secretary's Certificate, dated as of the date thereof certifying attached copies of (A) the Organizational Documents of the Acquiror and each Acquiror Subsidiary, (B) the resolutions of the Acquiror Board approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Acquiror signing this Agreement and any other agreement or instrument contemplated hereby to which the Acquiror is a party;

 Một Chứng Nhận Của Thư Ký vào thời điểm nói trên, chứng nhận rằng những bản sao được đính kèm sau đây (A) Tài Liệu Tổ Chức của Bên Mua và của từng Công Ty Con Của Bên Mua, (B) các nghị quyết của Hội Đồng Công Ty Của Bên Mua đồng ý về Hợp Đồng này cùng những giao dịch được đề cập trong đó; và (C) nhiệm kỳ của mỗi cán bộ được trao quyền của Bên Mua – những người ký Hợp Đồng này và bất cứ hợp đồng hay văn bản nào khác được đề cập trong đây mà Bên Mua là một bên;

10.6.2

a Certificate of Good Standing of the Acquiror;

Một giấy chứng nhận đã được chứng thực là có đủ giá trị và có giá trị tương đương của Bên Mua;

10.6.3

each of the Transaction Documents to which the Acquiror is a party, duly executed; and

Mỗi Văn Bản Giao Dịch mà Bên Mua là một bên và được thực thi đúng mực; và

10.6.4

such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Acquiror pursuant to Section 10.1, (ii) evidencing the performance by the Acquiror of, or the compliance by the Acquiror with, any covenant or obligation required to be performed or complied with by the Acquiror, (iii) evidencing the satisfaction of any condition referred to in this Section 10, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement.

Những tài liệu khác như là của Công Ty có thể được yêu cầu một cách hợp lý nhằm mục đích (i) minh chứng cho tính chính xác của bất kỳ giải trình hay bảo lãnh nào của Bên Mua theo như Mục 10.1, (ii) minh chứng cho sự thực thi, hay sự tuân thủ của Bên Mua đối với bất cứ điều khoản hay nghĩa vụ nào cần được thực thi hay tuân thủ bởi Bên Mua, (iii) minh chứng cho sự đáp ứng bất cứ điều kiện nào được nhắc đến trong Mục 10, hoặc (iv) thúc đẩy việc hoàn thành hay thực hiện bất cứ giao dịch nào được Hợp Đồng này nhắc đến.

10.7

No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Initial Closing Date or Subsequent Closing Date ) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.

Không Kiện Tụng. Tính từ ngày ký kết Hợp Đồng này, sẽ không được có những Vụ Kiện Tụng nào được tiến hành hay đe dọa đối với Bên Mua, Công Ty, bất kỳ Cổ Đông hay Pháp Nhân Liên Quan nào (những Vụ Kiện Tụng này vẫn chưa được giải quyết vào Ngày Đóng Ban Đầu hoặc Ngày Đóng Tiếp Theo) mà (a) bao gồm bất cứ yêu cầu, đòi đền bù thiệt hại hay những cáo buộc nào khác liên quan đến Các Bên kể trên, hay bất cứ giao dịch nào được đề cập trong Hợp Đồng này, hoặc (b) có thể có hiệu lực ngăn cản, trì hoãn, làm cho vi phạm pháp luật hay những việc can thiệp nào khác đến bất cứ giao dịch nào được nhắc đến trong Hợp Đồng này.

12.

The Parties agree to delete Section 12.2 of the Agreement in its entirety.

Các Bên đồng ý hủy bỏ toàn bộ Mục 12.2 trong Hợp Đồng.

13.

The Parties agree to restate Section 12.5 as follows:

Các Bên đồng ý xác định lại Mục 12.5 như sau:

12.5

Breach by Shareholders. Nothing in this Section 12 shall limit the Acquiror's right to pursue any appropriate legal or equitable remedy against any Shareholder with respect to any Damages arising, directly or indirectly, from or in connection with: (a) any breach by such Shareholder of any representation or warranty made by such Shareholder in this Agreement or in any certificate delivered by such Shareholder pursuant to this Agreement or (b) any breach by such Shareholder of its covenants or obligations in this Agreement.

Vi phạm của Các Cổ Đông. Không có điều khoản nào trong Mục 12 giới hạn quyền của Bên Mua trong việc theo đuổi bất kỳ giải pháp bồi thường phù hợp theo luật pháp hoặc hợp lý chống lại bất cứ Cổ Đông nào liên quan đến những Thiệt Hại trực tiếp hay gián tiếp phát sinh từ hoặc liên quan tới: (a) bất kỳ vi phạm nào của Cổ Đông về việc giải trình và bảo đảm của Cổ Đông đó trong Hợp Đồng này hay trong bất kỳ chứng từ nào mà Cổ Đông cung cấp theo Hợp Đồng hoặc (b) bất kỳ vi phạm nào của Cổ Đông đó đối với các điều khoản hoặc ràng buộc của mình nêu trong Hợp Đồng.

14.

The Parties agree to restate Section 13.3.1 as follows:

Các Bên đồng ý xác định lại Mục 13.3.1 như sau:

13.3.1

Subsequent to the date of this Agreement, the Acquiror, the Shareholders and the Company will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any required filing with the Commission, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

Kể từ ngày ký kết Hợp Đồng này, Bên Mua, Các Cổ Đông và Công Ty sẽ sẽ tiếp tục giữ kín và sẽ đảm bảo rằng các giám đốc, quản lý, nhân viên, người đại diện và cố vấn của mình cũng giữ kín, bất kỳ thông tin miệng, văn bản hoặc thông tin có được nào khác đối với một bên khác có liên quan trong Hợp Đồng hoặc các giao dịch được dự liệu ở đây, ngoại trừ (a) những thông tin mà bên đó hoặc những người khác đã biết mà không bị ràng buộc bởi nghĩa vụ bảo mật, hoặc những thông tin được công khai không phải do lỗi bên đó, (b) việc sử dụng những thông tin như vậy là cần thiết hay phù hợp để chuẩn bị bất cứ hồ sơ do Ủy Ban yêu cầu nào, hoặc để có bất cứ sự cho phép hay thỏa thuận theo yêu cầu nào nhằm thực hiện các giao dịch được quy định trong Hợp Đồng, hoặc (c) sự cung cấp hay sử dụng những thông tin trên được yêu cầu bởi hay phù hợp và cần thiết với các tranh chấp pháp lý.

15.

Representations and Warranties of the Shareholders.

CÁC GIẢI TRÌNH VÀ ĐẢM BẢO CỦA CỔ ĐÔNG

15.1

Authority. The Shareholder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Amendment by the Shareholder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Shareholder and no further action is required by such Shareholder in connection therewith.  This Amendment has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

Thẩm Quyền.  Cổ Đông phải có quyền hạn, thẩm quyền và năng lực để tham gia vào và thực hiện những giao dịch trong Bản Sửa Đổi Bổ Sung này, để thực hiện các nghĩa vụ được nhắc đến trong đây. Các Cổ Đông đã được cho phép thực hiện Bản Sửa Đổi Bổ Sung này cùng những giao dịch kéo theo bởi các Cổ Đông đã thực thi những hành động cần thiết, và các Cổ Đông không còn yêu cầu gì thêm liên quan đến vấn đề này. Bản Sửa Đổi Bổ Sung này đã được thực hiện nghiêm chỉnh bởi Công Ty, sẽ có giá trị và nghĩa vụ ràng buộc đối với các Cổ Đông khi các điều khoản trong đó được thực thi, ngoại trừ (i) chúng bị giới hạn bởi những nguyên tắc hợp lý chung, pháp luật hiện hành về sự phá sản, giải thể, tái tổ chức, tạm ngưng hoạt động hay các luật khác ảnh hưởng tới việc thực hiện các quyền nói chung của người cho vay, (ii) bị giới hạn bởi những luật ảnh hưởng tới việc thực thi, lệnh bồi thường hay các biện pháp bồi hoàn hợp lý khác, và (iii) trong phạm vi bồi hoàn và đóng góp, các điều khoản có thể bị pháp luật hiện hành chi phối.

15.2

All of the Shareholder’s representations and warranties contained in this Amendment shall survive the execution, delivery, and acceptance of this Amendment by the parties hereto.  The Shareholder expressly reaffirms that each of the representations and warranties set forth in the Agreement, continues to be true, accurate, complete, and the Shareholder hereby remakes and incorporates herein by reference each such representation and warranty as though made on the date of this Amendment.

Tất cả những giải trình và bảo đảm của Cổ Đông trong Bản Sửa Đổi Bổ Sung này sẽ tạo điều kiện để các bên chấp nhận và thực hiện Bản Sửa Đổi Bổ Sung. Các Cổ Đông xác nhận lại rằng từng giải trình và bảo đảm được nhắc đến trong Hợp Đồng sẽ tiếp tục mang tính trung thực, hoàn chỉnh, chính xác và qua đây, các Cổ Đông kết hợp và hợp nhất những giải trình và bảo đảm được cam kết vào ngày của Bản Sửa Đổi Bổ Sung này bằng phương pháp trích dẫn.

16.

Representations and Warranties of the Company.

CÁC GIẢI TRÌNH VÀ ĐẢM BẢO CỦA CÔNG TY.

16.1

Authorization and Validity of this Agreement. The execution, delivery and performance by the Company of this Amendment and the recording of the transfer of the Shares and the delivery of the Shares are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not require from the Board or Shareholders of the Company any consent or approval that has not been validly and lawfully obtained, require no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government that has not been  validly and lawfully obtained, filed or registered, as the case may be, except for those that, if not obtained or made would not have a Material Adverse Effect.

Phê Chuẩn và Hiệu Lực Hợp Đồng.  Sự thực thi, quyền bàn giao và năng lực thực hiện Bản Sửa Đổi Bổ Sung này của Công Ty, cùng các ghi nhận về việc chuyển giao Cổ phiếu, và bàn giao Cổ phiếu nằm trong quyền hạn của Công ty, đã được ủy thác quyền hạn, đã được phê chuẩn đúng theo các yêu cầu cần thiết, không đòi hỏi thêm Hội Đồng Quản Trị hoặc Cổ Đông của Công Ty bất kỳ sự thỏa thuận, phê duyệt hay đăng ký nào để có hiệu lực thi hành và phải đi xin phép, không còn yêu cầu thêm quyền hạn, phê chuẩn, chấp thuận, giấy phép, miễn xét, nộp hồ sơ hoặc đăng ký với bất kỳ cơ quan công quyền, tòa án, ủy ban, sở ban ngành hoặc các cơ quan hữu quan rằng vì không có hiệu lực thi hành và phải đi xin phép, phải đi nộp hồ sơ hoặc đăng ký, ngoại trừ trường hợp, nếu không xin phép hoặc đi làm thì sẽ dẫn đến Ảnh Hưởng Bất Lợi Trọng Yếu.

16.2

All of the Company’s warranties and representations contained in this Amendment shall survive the execution, delivery and acceptance of this Amendment by the parties hereto.  The  Company expressly reaffirms that each of the representations and warranties set forth in the Agreement, continues to be true, accurate and complete, and the Company hereby remake and incorporate herein by reference each such representation and warranty as though made on the date of this Amendment.

Tất cả những giải trình và bảo đảm của Công Ty trong Bản Sửa Đổi Bổ Sung này sẽ tạo điều kiện để các bên chấp nhận và thực hiện Bản Sửa Đổi Bổ Sung. Công Ty xác nhận lại rằng từng giải trình và bảo đảm được nhắc đến trong Hợp Đồng sẽ tiếp tục mang tính trung thực, hoàn chỉnh, chính xác và qua đây, Công Ty kết hợp và hợp nhất những giải trình và bảo đảm được cam kết  vào ngày của Bản Sửa Đổi Bổ Sung này bằng phương pháp trích dẫn.

17.

Representations and Warranties of the Acquiror.

GIẢI TRÌNH VÀ BẢO LÃNH CỦA BÊN MUA

17.1

Authorization. The Acquiror has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Amendment and each of the Transaction Documents to which the Acquiror is a party, to consummate the transactions contemplated by this Amendment and each of the Transaction Documents to which the Acquiror is a party and to perform its obligations under this Amendment and each of the Transaction Documents to which the Acquiror is a party. The execution, delivery and performance by the Acquiror of this Amendment and each of the Transaction Documents to which the Acquiror is a party have been duly authorized by all necessary corporate action and do not require from the Acquiror Board or the stockholders of the Acquiror any consent or approval that has not been validly and lawfully obtained. The execution, delivery and performance by the Acquiror of this Amendment and each of the Transaction Documents to which the Acquiror is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person other than such customary filings with the Commission for transactions of the type contemplated by this Amendment.

Sự Ủy Quyền: Bên Mua có đầy đủ quyền lực và quyền hạn (về doanh nghiệp và khác), giấy phép ban ngành, phê chuẩn của chính quyền và các thỏa thuận cần thiết để thực hiện này Bản Sửa Đổi Bổ Sung này và cho mỗi Tài Liệu Giao Dịch mà Bên Mua là chủ thể, để hoàn tất các giao dịch phát sinh từ Bản Sửa Đổi Bổ Sung này và từng tài liệu của Tài Liệu Giao Dịch mà Bên Mua là chủ thể và để thực hiện nghĩa vụ của mình đối với Bản Sửa Đổi Bổ Sung này cùng các Tài Liệu Giao Dịch mà Bên Mua là chủ thể. Sự thực thi, thưc hiện Bản Sửa Đổi Bổ Sung và các Tài Liệu Giao Dịch phát sinh của Bên Mua được đã được phê chuẩn đúng theo các yêu cầu cần thiết, không đòi hỏi Hội Đồng Quản Trị hoặc Cổ Đông Của Bên Mua bất kỳ sự thỏa thuận, phê duyệt hay đăng ký chưa được hoàn thành hoặc chưa có giá trị một cách hơp pháp nào. Việc thực thi và thực hiện Bản Sửa Đổi Bổ Sung và các Tài Liệu Giao Dịch mà Bên Mua là chủ thể không đòi hỏi sự ủy quyền, cho phép, cấp phép, miễn xét, nộp hồ sơ hay đăng ký với bất kỳ Cơ Quan Công Quyền nào đối với những loại hình giao dịch được đề cập trong Bản Sửa Đổi Bổ Sung này.

17.2

All of the Acquiror’s warranties and representations contained in this Amendment shall survive the execution, delivery and acceptance of this Amendment by the parties hereto.  The Acquiror expressly reaffirms that each of the representations and warranties set forth in the Agreement, continues to be true, accurate and complete, and the Acquiror hereby remake and incorporate herein by reference each such representation and warranty as though made on the date of this Amendment.

Tất cả những giải trình và bảo đảm của Bên Mua trong Bản Sửa Đổi Bổ Sung này sẽ tạo điều kiện để các bên chấp nhận và thực hiện Bản Sửa Đổi Bổ Sung. Bên Mua xác nhận lại rằng từng giải trình và bảo đảm được nhắc đến trong Hợp Đồng sẽ tiếp tục mang tính trung thực, hoàn chỉnh, chính xác và qua đây, Bên Mua kết hợp và hợp nhất những giải trình và bảo đảm được cam kết vào ngày của Bản Sửa Đổi Bổ Sung này bằng phương pháp trích dẫn.

18.

Miscellaneous.

Các điều khoản khác.

18.1

Except as specifically modified herein, all of the terms, provisions and conditions of the Amendment and all other documents executed in connection with the Amendment shall be identical to the terms, provisions and conditions of the Agreement and shall remain in full force and effect and the rights and obligations of the parties with respect thereto shall, except as specifically provided herein, be unaffected by this Amendment and shall continue as provided in such documents and shall not be in any way changed, modified or superseded by the terms set forth herein.

Trừ khi được xác định cụ thể ở đây, tất cả các điều khoản, điều kiện của Bản Sửa Đổi Bổ Sung và tất cả các văn bản khác đi kèm với Bản Sửa Đổi Bổ Sung này sẽ mang tính đồng nhất với các điều khoản và điều kiện của Hợp Đồng, và vẫn tiếp tục có đầy đủ quyền hạn và hiệu lực cũng như quyền, nghĩa vụ ràng buộc đối với các bên, trừ khi được cung cấp một cách cụ thể, thì các ràng buộc đó sẽ không bị ảnh hưởng bởi Bản Sửa Đổi Bổ Sung này và vẫn tiếp tục có hiệu lực như đã được nêu trong các văn bản kể trên cũng như không bị các điều khoản trong Bản Sửa Đổi Bổ Sung làm thay đổi, biến đổi hay thay thế theo bất kỳ cách nào.

18.2

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Agreement.

Bất kỳ hoặc toàn bộ những lưu ý/ tiếp xúc hay chuyển giao được yêu cầu hoặc cho phép cung cấp dưới đây sẽ được gửi đi theo như trong Hợp Đồng quy định.

18.3

All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Agreement.

Mọi thắc mắc về cấu trúc, tính hiệu lực, tính ràng buộc và ý nghĩa của Bản Sửa Đổi Bổ Sung này sẽ được xác định dựa trên các điều khoản trong Hợp Đồng.

18.4

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives.  This Amendment shall be for the sole benefit of the parties to this Amendment and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any person or entity, other than the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

Bản Sửa Đổi Bổ Sung sẽ có tính ràng buộc trong mọi khía cạnh, có lợi cho các bên trong Hợp Đồng, những người thừa kế tương ứng, các chuyển nhượng và đại diện pháp lý được cho phép bởi các bên. Bản Sửa Đổi Bổ Sung này sẽ phục vụ cho một lợi ích duy nhất của các bên trong Bản Sửa Đổi Bổ Sung cùng những người thừa kế tương ứng, các chuyển nhượng và đại diện pháp lý được cho phép bởi các bên, và không được dự tính cũng như không được hiểu là sẽ trao cho bất kỳ pháp nhân hay thể nhân nào, ngoài các bên nói trên cùng những người thừa kế tương ứng, các chuyển nhượng và đại diện pháp lý được cho phép bởi các bên, bất kỳ quyền lợi công bằng hay hợp pháp, biện pháp hay yêu cầu nào dưới đây.

18.5

This Amendment may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Bản Sửa Đổi Bổ Sung này có thể được chia làm nhiều văn bản, tất cả đều được xem là một bản hợp đồng thống nhất khi ghép lại với nhau, và sẽ trở thành hiệu lực khi các văn bản đó được mỗi bên ký kết và trao cho bên kia, các bên không cần phải cùng ký vào một văn bản giống nhau. Trong trường hợp bất kỳ chữ ký nào trong các văn bản copy hoặc được gửi qua email trong file có định dạng “.pdf”, những chữ ký đó vẫn sẽ có hiệu lực và giá trị ràng buộc bên ký (hoặc người mà chữ ký đó đại diện) với đầy đủ quyền hạn và hiệu lực xem như văn bản sao chép hoặc chữ ký trong file “.pdf” đó là bản gốc.

18.6

This Amendment constitutes the entire agreement among the parties with respect to the matters covered hereby and thereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

Bản Sửa Đổi Bổ Sung này tạo nên toàn bộ hợp đồng giữa các bên về các vấn đề đã được đề cập và do đó thay thế cho mọi thỏa thuận sơ bộ, bằng miệng hoặc bằng văn bản giữa các bên về các vấn đề trên.

18.7

The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof.  If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

Việc một phần của Bản Sửa Đổi Bổ Sung này không có giá trị pháp lý sẽ không ảnh hưởng đến giá trị hay hiệu lực của các phần còn lại. Nếu xảy ra trường hợp một giới hạn nào đó là quá rộng để có thể thực thi một cách đầy đủ, những giới hạn đó sẽ được thực thi một cách trọn vẹn nhất theo sự cho phép của pháp luật.

18.8

No provision of this Amendment may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Amendment shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

Không có điều khoản nào trong Bản Sửa Đổi Bổ Sung này được phép miễn trừ hay sửa đổi trừ khi có văn bản thỏa thuận được ký kết bởi Công Ty và Người Nắm Giữ đối với trường hợp sửa đổi, hoặc bởi bên là chủ thể các miễn trừ trong trường hợp miễn trừ. Không có sự miễn trừ trong trường hợp sai phạm bất cứ điều khoản, điều kiện hay yêu cầu nào của Bản Sửa Đổi Bổ Sung này được xem như một miễn trừ trong tương lai, hoặc miễn trừ đối với một sai phạm sau đó, hoặc miễn trừ của bất kỳ điều khoản, điều kiện hay yêu cầu nào khác, cũng như không có sự trì hoãn hoặc từ bỏ quyền của bất kỳ bên nào có thể làm ảnh hưởng bất lợi đến việc thự thi các quyền đó.

COUNTERPART SIGNATURE PAGE

TRANG CHỮ KÝ

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 to the Share Exchange Agreement as of the date first written above.

Hai bên cùng thỏa thuận thực hiện và thực thi Bản Sửa Đổi Bổ Sung Lần 1 này kể từ ngày được đề cập đầu tiên ở trên.

ACQUIROR/ Bên Mua

ENSIGN SERVICES, INC.

By/ Ký bởi:/s/ Patricia Skarpa

Name/ Tên:  Patricia Skarpa

Title/ Chức danh: President

/s/ Keith Barton

Witness

COUNTERPART SIGNATURE PAGE

TRANG CHỮ KÝ

(DÀNH CHO CÁC ĐỢT PHÁT HÀNH THEO QUY ĐỊNH S)

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Hai bên cùng thỏa thuận thực hiện nghiêm túc và giao Bản Sửa Đổi Bổ Sung Lần 1 kể từ ngày được đề cập đầu tiên ở trên.

THE COMPANY:

TIN NGHIA PETROL JOINT-STOCK COMPANY

By: /s/ Quach Van Duc

Name: Quach Van Duc

Title: Chairman

Witness

COMPANY SHAREHOLDERS:

Mr. Quach Van Duc	Witness

Mr. Le Huu Tinh	Witness

Ms. Nguyen Thi Bach Huong	Witness

Mr. Do Van Thang	Witness

Mr. Le van Danh	Witness

EXHIBIT BB

BẢNG BB

SHARES AND ACQUIROR SHARES TO BE EXCHANGED

CỔ PHIẾU VÀ CỔ PHIẾU CỦA BÊN MUA ĐƯỢC CHUYỂN ĐỔI

Total Shares to be delivered by the Shareholders to Acquiror at the Initial Closing:

Tổng số Cổ Phiếu do Cổ Đông chuyển giao cho Bên Mua tại Thời Điểm Đóng Ban Đầu: 10,458,442

Total Shares to be delivered by the Shareholders to Acquiror at the Subsequent Closing:

Tổng số Cổ Phiếu do Cổ Đông chuyển giao cho Bên Mua tại Thời Điểm Đóng Tiếp Theo: 10,885,318

Total Acquiror Shares to be delivered by the Acquiror to the Shareholders at the Initial Closing:

Tổng số Cổ Phiếu Bên Mua chuyển giao cho các Cổ Đông tại Thời Điểm Đóng Ban Đầu: 15,494,200

Total Acquiror Shares to be delivered by the Acquiror to the Shareholders at the Subsequent Closing:

Tổng số Cổ Phiếu Bên Mua chuyển giao cho các Cổ Đông tại Thời Điểm Đóng Tiếp Theo: 30,405,800

Name & Address of Each Shareholder Tên và địa chỉ của mỗi cổ đông	No. of Shares of Company Owned Số lượng cổ phiếu sở hữu	Percentage of Total Shares Owned Phầm trăm tổng cổ phiếu sở hữu	No. of Acquiror’s Shares of Common Stock Issued at the Initial Closing Số lượng cổ phiếu thường của Bên Mua phát hành trong Thời Điểm Đóng Ban Đầu	No. of Acquiror’s Common Stock to be delivered at Subsequent Closing Số lượng cổ phiếu thường của Bên Mua phát hành trong Thời Điểm Đóng Tiếp Theo
Tin Nhgia, one member Limited Liability Company	21,343,760	100%	15,494,200	30,405,800